UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 14, 2011

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA	94555
(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 14, iGATE Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) by and among the Company and iGATE Technologies, Inc. (the “Guarantor”) and Jefferies & Company, Inc. and RBC Capital Markets, LLC (together, the “Initial Purchasers”), as initial purchasers, relating to the issuance and sale by the Company to the Initial Purchasers of $770,000,000 in aggregate principal amount of the Company’s 9% senior notes due 2016 (the “Notes”). Upon the closing of the issuance of the Notes, the Company will enter into an escrow agreement pursuant to which the proceeds of the Notes offering will be placed in an escrow account in the United Kingdom to secure the Notes pending the consummation of the Company’s previously disclosed acquisition of a majority stake of Patni Computer Systems Limited.

The Notes will be issued pursuant to an indenture, to be dated as of April 29, 2011, by and among the Company, the Guarantor and Wilmington Trust FSB, as trustee.

The Notes are being offered to the Initial Purchasers as a private placement and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Initial Purchasers intend to sell the Notes only to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S of the Securities Act.

The Purchase Agreement contains customary representations, warranties, agreements, indemnification obligations, including for liabilities under the Securities Act and other obligations and termination provisions of the Company, certain of its subsidiaries and the Initial Purchasers.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 8.01 Other Events

On April 14, 2011, the Company announced that it had priced the Notes. A copy of the press release making this announcement is attached hereto as Exhibit 99.1, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Purchase Agreement, by and among iGATE Corporation, iGATE Technologies, Inc., Jefferies & Company, Inc. and RBC Capital Markets, LLC, dated April 14, 2011.

99.1	iGATE Corporation press release dated April 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Mukund Srinath
Name:	Mukund Srinath
Title:	Corporate Secretary

April 15, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, by and among iGATE Corporation, iGATE Technologies, Inc., Jefferies & Company, Inc. and RBC Capital Markets, LLC, dated April 14, 2011.

99.1	iGATE Corporation press release dated April 14, 2011.